Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated August 13, 2009 to

Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Your prospectus offers the following underlying mutual funds as investment options under your policy. Effective July 2, 2009, these investment options have changed their names as indicated below:

OLD NAME	NEW NAME
Janus Equity Funds – Janus Fund	Janus Fund: Class J Shares
Janus Equity Funds – Janus Twenty Fund	Janus Twenty Fund: Class J Shares
Janus Equity Funds – Janus Worldwide Fund	Janus Worldwide Fund: Class J Shares

2.
Your prospectus offers the following underlying mutual funds as investment options under your policy.  Effective July 2, 2009, the following underlying mutual funds merged into the new funds as indicated below:

OLD FUND	NEW FUND
Janus Adviser Series – Balanced Fund: Class S	Janus Balance Fund: Class S
Janus Adviser Series – International Growth Fund: Class S	Janus Overseas Fund: Class S
Janus Adviser Series – Worldwide Fund: Class S	Janus Worldwide Fund: Class S

As a result, if any of your contract value was invested in these funds, the contract value will be merged into the new funds.  If any portion of your future payments is allocated to these funds, this portion will be allocated to the new funds unless you re-direct that allocation to another underlying mutual fund available under your contract.

Effective immediately, all references and information contained in the prospectus for your contract related to the old underlying mutual funds are deleted.

3.
The Board of Trustees for the Nationwide Value Opportunities Fund: Class A mutual fund has voted to liquidate the funds effective September 24, 2009.  Upon approval by the shareholders on or about September 21, 2009, the aforementioned fund will liquidate effective September 24, 2009.  As a result of this liquidation, these funds will no longer be available as investment options in your contract.

Effective as of the close of trading of the New York Stock Exchange on September 24, 2009, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the Nationwide Value Opportunities Fund: Class A mutual fund will be updated to allocate contract value to the Nationwide Money Market Fund: Service Class.